UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2008

Commission file number 0-27074

SECURE COMPUTING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	52-1637226
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

4810 Harwood Road, San Jose, California	95124
(Address of principal executive offices)	(Zip code)

(408) 979-6100

Registrant’s telephone number, including area code

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2008, the Board of Directors of Secure Computing Corporation (the “Company”) appointed Daniel Ryan, the Company’s current President and Chief Operating Officer, as the Company’s interim Chief Executive Officer, effective immediately, and as a member of the Company’s Board of Directors, effective immediately following the Company’s stockholder meeting on May 16, 2008. Mr. Ryan will serve in the class of directors whose term expires in 2011. The terms of Mr. Ryan’s employment with the Company remain unchanged. Mr. Ryan will not receive any additional compensation for his service as a director.

Mr. Ryan has served as the Company’s President and Chief Operating Officer since August 2007. Prior to joining the Company, Mr. Ryan was Senior Vice President, Enterprise Content Management Products at Oracle Corporation. Prior to the acquisition of Stellent, Inc. by Oracle Corporation in December 2006, Mr. Ryan held the position of COO of Stellent. Mr. Ryan held additional roles as well over his eight-year tenure at Stellent, including Executive Vice President of Marketing and Business Development, with additional responsibility over Product Management and Strategic Partnerships and Alliances.

On April 22, 2008, the Company’s Board of Directors appointed Richard Scott, a director since January 2006, as Chairman of the Company’s Board of Directors. Mr. Scott will continue to receive the standard cash and equity compensation payable to non-employee directors and Board of Directors committee members as may be determined from time to time by the Company.

On April 22, 2008, John McNulty resigned as the Company’s Chief Executive Officer and as Chairman of the Company’s Board of Directors. Mr. McNulty will continue to serve as a director.

A copy of the press release issued by the Company on April 23, 2008 regarding the changes described above is filed as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press release issued by Secure Computing Corporation on April 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURE COMPUTING CORPORATION

Date: April 24, 2008	By:	/s/ Timothy J. Steinkopf
Timothy J. Steinkopf,
Senior Vice President of Operations and Chief Financial Officer (Duly authorized officer and Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release issued by Secure Computing Corporation on April 23, 2008.